First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments
July 31, 2023 (Unaudited)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets — 100.0%
25,795	First Trust Enhanced Short Maturity ETF (a)	$1,533,771
91,634	First Trust Institutional Preferred Securities and Income ETF (a)	1,579,770
248,386	First Trust Limited Duration Investment Grade Corporate ETF (a)	4,632,399
96,776	First Trust Low Duration Opportunities ETF (a)	4,611,376
117,076	First Trust Tactical High Yield ETF (a)	4,670,162
279,267	First Trust TCW Opportunistic Fixed Income ETF (a)	12,298,919
15,122	iShares 20+ Year Treasury Bond ETF	1,512,956

	Total Investments — 100.0%	30,839,353
	(Cost $33,554,574)
	Net Other Assets and Liabilities — 0.0%	3,637
	Net Assets — 100.0%	$30,842,990

(a)	Investment in an affiliated fund.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows:

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$30,839,353	$30,839,353	$—	$—

*	See Portfolio of Investments for industry breakout.

First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments (Continued)
July 31, 2023 (Unaudited)

Affiliated Transactions
Amounts relating to investments in affiliated funds at July 31, 2023, and for the fiscal year-to-date period (November 1, 2022 to July 31, 2023) are as follows:

Security Name	Shares at 7/31/2023	Value at 10/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 7/31/2023	Dividend Income
First Trust Enhanced Short Maturity ETF	25,795	$3,934,721	$272,976	$(2,683,557)	$8,314	$1,317	$1,533,771	$112,100
First Trust Institutional Preferred Securities and Income ETF	91,634	1,975,072	252,668	(643,494)	61,185	(65,661)	1,579,770	83,600
First Trust Limited Duration Investment Grade Corporate ETF	248,386	—	6,874,764	(2,216,772)	(20,220)	(5,373)	4,632,399	147,846
First Trust Low Duration Opportunities ETF	96,776	9,708,679	334,390	(5,577,679)	444,869	(298,883)	4,611,376	172,013
First Trust Tactical High Yield ETF	117,076	8,077,865	335,743	(3,760,987)	478,089	(460,548)	4,670,162	284,718
First Trust TCW Opportunistic Fixed Income ETF	279,267	10,532,263	5,596,143	(4,085,709)	267,900	(11,678)	12,298,919	376,212
		$34,228,600	$13,666,684	$(18,968,198)	$1,240,137	$(840,826)	$29,326,397	$1,176,489